Tortoise North American Pipeline Fund
NYSE Arca: TPYP
A series of the Montage Managers Trust

Supplement dated May 18, 2016
To the Summary Prospectus,
the Prospectus and Statement of Additional Information each dated March 29, 2016

*** Important Notice Regarding the Fund ***

Effective May 17, 2016, Tortoise Index Solutions, LLC (the “Advisor”), the Fund’s advisor, has lowered its management fee from 0.70% to 0.40%.

The following replaces information in the Tortoise North American Pipeline Fund/Fees and Expenses and Example sections of the Prospectus and the Summary Prospectus:

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of shares.

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.40%

[1]	The expense information in the table has been restated to reflect current fees.
[2]	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$41	$129

Effective May 17, 2016, all references in the Prospectus and Statement of Additional Information to the annual management fee are revised as indicated above.

Please file this Supplement with your records.